EXHIBIT 32.1

               CERTIFICATION PURSUANT TO 18 U.S.C. 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge, the Quarterly Report on Form 10-Q for the period ended December 31, 2015 of Tenaya Acquisitions Company (the "Company") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.

Very truly yours,


/s/ Brian Blaszczak
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Brian Blaszczak
Chief Executive Officer


/s/ Brian Blaszczak
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Brian Blaszczak
Chief Financial Officer

Dated: May 20, 2016

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Tenaya Acquisitions Company and will be furnished to the Securities and Exchange Commission or its staff upon request.